ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2013
ACQUISITION
Schedule of the purchase price to assets acquired and liabilities assumed

Purchase price allocation		Useful life

Cash and cash equivalents	$1,765
Advance to suppliers	62
Acquired intangible assets
- Trademark	408	10 years
- Non-Compete Agreement	188	5 years
Fixed assets	4

Total assets acquired	2,427
Deferred tax liabilities	(150)
Liabilities assumed	(540)
Noncontrolling interest	(1,571)

Total net assets	166
Goodwill	2,795

Total	$2,961

Schedule of unaudited pro forma results of operations

	Years ended December 31,
	2011	2012

Pro forma net revenue	227,436	296,548
Pro forma net income attributable to Xueda Education Group	4,999	2,414
Pro forma net income per ordinary share-basic	0.04	0.02
Pro forma net income per ordinary share-diluted	0.04	0.02